UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 19, 2021

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 19, 2021. At that meeting, the Company’s shareholders voted on three matters as follows:

Election of Directors

The Company’s shareholders elected ten directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Frank J. Bisignano	568,041,251	2,146,490	38,716,697
Alison Davis	559,611,151	10,576,590	38,716,697
Henrique de Castro	553,692,760	16,494,981	38,716,697
Harry F. DiSimone	560,776,817	9,410,924	38,716,697
Dennis F. Lynch	526,599,384	43,588,357	38,716,697
Heidi G. Miller	567,619,483	2,568,258	38,716,697
Scott C. Nuttall	495,995,102	74,192,639	38,716,697
Denis J. O’Leary	560,840,289	9,347,452	38,716,697
Doyle R. Simons	552,072,961	18,114,780	38,716,697
Kevin M. Warren	565,874,223	4,313,518	38,716,697

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2021 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
355,102,320	212,790,502	2,294,919	38,716,697

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the following votes:

Votes For	Votes Against	Abstentions
584,529,628	22,484,264	1,890,546

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 20, 2021	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer